UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒                 Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

SCHMITT INDUSTRIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY STATEMENT

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon 97210

October 31, 2019

Dear Shareholders:

It is our pleasure to invite you to the 2019 Annual Meeting of Shareholders of Schmitt Industries, Inc. We will hold the meeting on Thursday, December 5, 2019, at 8:30 a.m., local time, at the offices of Moss Adams LLP located at 805 SW Broadway, Suite 1200, Portland, Oregon 97205.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in Schmitt Industries, Inc. We hope to see you at the meeting.

Sincerely,

/s/ Michael R. Zapata Michael R. Zapata
Chairman of the Board

SCHMITT INDUSTRIES, INC.

2765 N.W. Nicolai Street

Portland, Oregon 97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 5, 2019

Notice is hereby given that the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of Schmitt Industries, Inc. (the “Company”) will be held on Thursday, December 5, 2019, at 8:30 a.m., local time, at the offices of Moss Adams LLP located at 805 SW Broadway, Suite 1200, Portland, Oregon 97205, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect Charles Davidson to serve as director for a three-year term expiring in 2022; and to elect Steven Strom to serve as director for a one-year term expiring in 2020.

2.	to approve an amendment to the Company’s Second Restated Articles of Incorporation to declassify the Board of Directors;

3.	to approve a non-binding advisory vote on executive compensation;

4.	to approve the amendment and restatement of the 2014 Equity Incentive Plan, as amended, (the “2014 Plan”) to increase the shares of common stock issuable under the 2014 Plan from 500,000 to 700,000;

5.	to approve a non-binding advisory vote on the frequency of shareholder advice on executive compensation;

6.	to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020; and

7.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on October 21, 2019 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

October 31, 2019	/s/ Michael R. Zapata Michael R. Zapata
Portland, Oregon	Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Schmitt Industries, Inc.

2019 Annual Meeting of Shareholders to Be Held on December 5, 2019

The Proxy Statement, proxy card, and our Annual Report on Form 10-K and Form 10-K/A for the fiscal year ended May 31, 2019 are available on the Internet at http://investor.schmitt-ind.com/sec-filings

SCHMITT INDUSTRIES, INC.

i

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of Schmitt Industries, Inc. (the “Board”) in connection with the solicitation of proxies for use at the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at the offices of Moss Adams LLP located at 805 SW Broadway, Suite 1200, Portland, Oregon 97205, on Thursday, December 5, 2019, at 8:30 a.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Shareholders and either a proxy card or a voting instruction card, are being mailed to shareholders beginning on or about October 31, 2019.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to Schmitt Industries, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:	Why did I receive this Proxy Statement?

A:

The Board is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on October 21, 2019, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:

The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All shareholders may write to us at the following address to request an additional copy of these materials:

Schmitt Industries, Inc.

2765 N.W. Nicolai Street

Portland, Oregon 97210

Attention: Corporate Secretary

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this Proxy Statement and our 2019 Annual Report on Form 10-K (the “2019 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2019 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

•

to elect two directors, one of which to serve until the Company’s 2022 Annual Meeting of Shareholders and the other of which to serve until the Company’s 2020 Annual Meeting of Shareholders and in each case until their successors are duly elected and qualify;

•	to approve an amendment to the Company’s Second Restated Articles of Incorporation (the “Charter”) to declassify the Board of Directors;

•	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers;

•

to approve the amendment and restatement of the 2014 Equity Incentive Plan, as amended, (the “2014 Plan”) to increase the number of shares of common stock (“Common Stock”) issuable under the 2014 Plan from 500,000 to 700,000;

•	to approve a non-binding advisory vote on the frequency of shareholder advice on executive compensation (“say on pay”);

•	to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020; and

•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the approval of the amendment to the Charter to declassify the Board of Directors; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; “FOR” the approval of the amendment and restatement of the 2014 Plan; and “FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020. The Board recommends a “1 year” frequency with respect to the shareholder advisory vote on our executive compensation program (Proposal No. 5).

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•

By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Shareholders of record will not be able to vote by telephone or on the Internet.

•

In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:

If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the approval of the amendment to the Charter to declassify the Board of Directors; “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers. “FOR” the approval of the amendment and restatement of the 2014 Plan; “ABSTAIN” on the proposal relating to the frequency of our say on pay vote; and “FOR” the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020.

Q:	Can my broker vote my shares for me without my instructions?

A:

Brokers may not use discretionary authority to vote shares on the election of directors, or the compensation of the Company’s named executive officers if they have not received instructions from their clients. Please provide voting instructions on these proposals so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, and the compensation of the Company’s named executive officers. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors (Proposal No. 1), each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees.

Proposal No. 2 requires the affirmative (“FOR”) vote of the holders of not less than two-thirds of the outstanding shares entitled to vote. Abstentions will count as votes “AGAINST” this proposal.

Proposal Nos. 3, 4 and 6 require the affirmative (“FOR”) vote of a majority of the votes cast by shares entitled to vote. Abstentions will count as votes “AGAINST” this proposal.

With respect to Proposal No. 5, the option receiving the most votes among the choices for frequency of the shareholders advisory vote on executive compensation will be deemed to have received the non-binding approval of the Shareholders.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	How many votes do I have?

A:

You are entitled to one vote for each share of our common stock, no par value per share (“Common Stock”) that you hold. As of October 21, 2019, the record date, there were 4,102,031 shares of Common Stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:

If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:

Other than the six items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Michael R. Zapata and Regina Walker, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:

A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 4,102,031 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Annual Meeting?

A:

You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on October 21, 2019, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 21, 2019, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on December 5, 2019, at 8:30 a.m., local time. You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:

Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?

A:

For the election of directors, you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For the advisory vote on the frequency of shareholder advice on executive compensation, you can vote for one year, two years, there years or “ABSTAIN”. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

Q:	Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any shareholder who requests it:

•	Second Restated Articles of Incorporation of Schmitt Industries, Inc.

•	Second Restated Bylaws of Schmitt Industries, Inc.

•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee

•	Code of Ethics and Business Conduct

•	Policy regarding shareholder communications with the Board

Q:	How may I obtain the 2019 Form 10-K and other financial information?

A:	A copy of the 2019 Form 10-K is enclosed with this Proxy Statement. Shareholders may request another free copy of the 2019 Form 10-K and other financial information by contacting us at:

Schmitt Industries, Inc.

2765 N.W. Nicolai Street

Portland, Oregon 97210

Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2019 Form 10-K at http://investor.schmitt-ind.com/sec-filings. We will also furnish any exhibit to the 2019 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, http://investor.schmitt-ind.com/investor-relations.

Q:	What if I have questions for the Company’s transfer agent?

A:

Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Broadridge Corporate Issuer Solutions

Mail Address: P.O. Box 1342, Brentwood, NY 11717

Overnight Delivery Address: 51 Mercedes Way, Edgewood, NY 11717

Toll free for US and Canada: 800-733-1121

Outside of US and Canada: 1 800-733-1121

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Schmitt Industries, Inc.

2765 N.W. Nicolai Street

Portland, Oregon 97210

Attention: Corporate Secretary

CORPORATE GOVERNANCE

Shareholder Communications with the Board

Any shareholder may contact the Board in writing by addressing the communication to the Board of Directors of Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210.

Our Corporate Secretary has undertaken the responsibility to forward all written shareholder correspondence to the appropriate director(s), except for spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Corporate Secretary will determine, in her discretion, whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding the nomination of directors will be referred to the Nominating Committee. Comments or questions regarding executive compensation will be referred to the Compensation Committee. Comments or questions regarding other corporate governance matters will be referred to the appropriate Committee.

Board Leadership Structure

The Board does not have a policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and the shareholders. Currently, Mr. Zapata serves as the Chief Executive Officer and as Chairman. The Board believes that this enables Mr. Zapata to ensure that the Board’s agenda responds to strategic challenges, that the Board is presented with information required for it to fulfill its responsibilities, and that Board meetings are as productive and effective as possible.

The Board of Directors does not have a lead independent director.

Given our current size and operating history, we believe that the Board’s existing leadership structure is appropriate. The Board will continue to evaluate its role and the appropriateness of its structure in the future.

Director Compensation

In July 2019, the Board simplified the director compensation structure. Directors are expected to attend, at a minimum, each quarterly meeting, and to be available to provide insight and guidance of the strategy of the Company, as needed throughout the year.

Under this current policy, independent directors are paid a $20,000 annual retainer, and the chairman will receive a $30,000 annual retainer, paid quarterly. These retainers will be paid in RSUs until the director has reached the minimum share ownership guidelines of three times their retainer amount.

Further, the chairman and members of the Audit Committee will receive an annual fee of $5,000 and $2,000, respectively, paid quarterly; the chairman and members of the Compensation Committee will receive an annual fee of $2,000 and $1,000, respectively, paid quarterly; and the chairman and members of the Nominating and Corporate Governance Committee will receive an annual fee of $1,000 and $500, respectively, paid quarterly. Directors may receive their committee fees in cash regardless of their ownership level.

The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees.

The following table presents information regarding cash compensation paid to non-employee Schmitt Directors for Fiscal 2019:

Name	Fees Earned or Paid in Cash
Current Directors:
Charles Davidson	$44,000
Andrew Hines	2,000
David Hudson	19,500
Steven Strom	0

Former Directors:
Maynard Brown(1)	16,000
Michael Ellsworth(2)	68,000

(1)	Mr. Brown ceased to be a director of the Company in October 2018.

(2)	Mr. Ellsworth ceased to be a director of the Company on December 1, 2018.

Minimum Share Ownership Guidelines

In August 2019, the Board announced Minimum Share Ownership Guidelines for Executives and Directors. The Board believes strongly that its directors and executives should have meaningful share ownership in Schmitt.

Each Board member is expected to own, at a minimum, that number of shares of common stock equal in value to three times their retention payment. Current directors will have three years from the implementation of this policy to reach these minimum ownership guidelines. Given the illiquidity of the stock, Directors will receive their retention payment in RSUs until they achieve their minimum ownership threshold. Upon reaching this threshold, Directors will have the choice of cash or RSUs for future payments, as long as they remain above the share-ownership guidelines.

Board Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. The Company faces a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. To do this, the Chairman of the Board meets regularly with management to discuss strategy and the risks facing the Company. Senior management attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Chairman of the Board and independent members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of independent directors.

Meetings

During Fiscal 2019, the Board held six (6) meetings. Each incumbent Director attended 75% or more of the aggregate of the total number of meetings held by the Board and the total number of meetings held by all committees of the Board on which he served during the period that he served. While the Company does not have a formal policy with regard to Directors’ attendance at annual meetings, all members of the Board attended the 2018 Annual Meeting of Shareholders.

Board of Director Committees

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. The Audit, Compensation and Nominating and Corporate Governance Committees operate pursuant to written charters. The charters may be viewed online at www.schmitt-ind.com. Each committee may obtain advice and assistance from internal or external legal, accounting and other advisors. The members of the committees, each of whom has been determined to be “independent” as defined by applicable rules of the Securities and Exchange Commission (the “SEC”) and the NASDAQ Stock Market, are identified in the following table.

Name	Audit	Compensation	Nominating and Corporate Governance
Charles Davidson	Chair	X	X
Andrew P. Hines	X	Chair	X
Steven Strom	X	X	Chair

Audit Committee. The Audit Committee currently consists of Messrs. Davidson, Hines and Strom. Mr. Davidson chairs the committee. The Board has determined all current members of the Audit Committee are independent under the rules of the SEC and the NASDAQ Stock Market, and each of them is able to read and understand fundamental financial statements. The Board has determined that Mr. Hines qualifies as an “audit committee financial expert” as defined by the rules of the SEC and the NASDAQ Stock Market. The Audit Committee is responsible for, among other things, the engagement, compensation and oversight of the Company’s independent certified public accountants, the review of the scope and results of the audit, and the review and evaluation of accounting procedures and internal controls within the Company. The Audit Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Audit Committee held four (4) meetings in Fiscal 2019.

Compensation Committee. The Compensation Committee currently consists of Messrs. Davidson, Hines and Strom. Mr. Hines chairs the committee. The Board has determined that all members of the Compensation Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Compensation Committee reviews executive compensation, establishes executive compensation levels, and administers the Company’s stock option plans. The Compensation Committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Compensation Committee held one (1) meeting in Fiscal 2019.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) currently consists of Messrs. Davidson, Hines and Strom. Mr. Strom chairs the committee. The Board has determined that all members of the Nominating Committee are independent under the rules of the SEC and the NASDAQ Stock Market. The Nominating Committee assists the Board in director selection, identifying and assessing each candidate based upon his or her background, skills and experience and in light of the needs of the Board of Directors at that time. The committee operates pursuant to a written charter which is available on the Company’s website (www.schmitt-ind.com). The Nominating Committee held one (1) meeting in Fiscal 2019.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) that applies to all employees, officers and directors of the Company. A copy of the Code of Ethics is publicly available on our website at http://investor.schmitt-ind.com/corporate-governance. Amendments to the Code of Ethics or any grant of a waiver from a provision of the Code of Ethics requiring disclosure under applicable SEC rules will also be disclosed on our website.

Director Qualifications

There are certain minimum qualifications for Board membership that director candidates should possess, including strong values and discipline, high ethical standards, a commitment to full participation on the Board and its committees, and relevant career experience. The Nominating Committee also evaluates candidates for Board membership based on individual skills, experience and demonstrated abilities that help meet the current needs of the Board, such as experience or expertise in some of the following areas: global business, science and technology, finance and/or economics, competitive positioning, corporate governance, public affairs, and experience as an executive officer. Other factors that are considered include independence of thought, meeting applicable director independence standards (where independence is desired) and absence of conflicts of interest. The Nominating Committee may modify the minimum qualifications and evaluation guidelines from time to time as it deems appropriate. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board of Directors and the Nominating Committee believe that it is essential that Board members represent diverse viewpoints. In the context of the existing composition and needs of the Board and its committees, the Nominating Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Shareholder Nominations for Director and Related Procedures

The Nominating Committee will consider recommendations by shareholders of individuals to consider as candidates for election to the Board of Directors. Any such recommendations should be submitted to Schmitt Industries, Inc., c/o Corporate Secretary, 2765 N.W. Nicolai Street, Portland, Oregon 97210. Historically, the Company has not had a formal policy concerning shareholder recommendations to the Nominating Committee (or its predecessors) because it believes that the informal consideration process in place to date, based in part on the minimum criteria as described in “Director Qualifications” above, has been adequate given that the Company has never received any Director recommendations from shareholders. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating Committee intends to periodically review whether a more formal policy should be adopted.

The Bylaws permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company’s Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth business day following the date on which such notice of the meeting was mailed or such public disclosure was made. PUBLIC DISCLOSURE OF THE DATE OF THE ANNUAL MEETING WAS MADE BY THE ISSUANCE OF A PRESS RELEASE ON OCTOBER 8, 2019. A shareholder’s notice of nomination must also set forth certain information specified in Section 2.3.2 of the Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended May 31, 2019 with both management and Moss Adams LLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended May 31, 2019 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Moss Adams LLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Moss Adams LLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of May 31, 2019 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Moss Adams LLP.

Moss Adams LLP provided a report to the Audit Committee describing Moss Adams LLP’s internal quality-control procedures and related matters. Moss Adams LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Moss Adams LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Moss Adams LLP its independence. When considering Moss Adams LLP’s independence, the Audit Committee considered, among other matters, whether Moss Adams LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Moss Adams LLP. All audit and permissible non-audit services in 2019 and 2018 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2019.

AUDIT COMMITTEE

Charles Davidson (Chairman)
Andrew P. Hines
Steven Strom

PROPOSAL NO. 1: ELECTION OF DIRECTORS

There are two nominees for election to the Board at the Annual Meeting: Charles Davidson and Steven Strom. Each of the nominees currently serves as a director. David Hudson, a current director of the Company whose term has expired, is not standing for re-election. The Board is taking the opportunity to determine appropriate board structure going forward.

Mr. Davidson is being nominated to serve for a three-year term and until his successor is duly elected and qualifies, unless Proposal No. 2 is approved, in which case he will serve until the Company’s 2020 Annual Meeting of Shareholders (to be held after the fiscal year ending on May 31, 2020), (the “2020 Annual Meeting”) and until his successor is duly elected and qualified. Mr. Strom is being elected to serve until the 2020 Annual Meeting of Shareholders and until his successor is elected and qualified. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our executive officers, continuing directors, and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors and the experiences and skills that led to the conclusion that the nominees should serve as directors.

NAME	AGE	POSITION
Nominees for Election:
Charles Davidson	60	Director and Chairman of the Audit Committee and Strategic Advisory Committee
Steven Strom	56	Director and Chairman of the Nominating and Corporate Governance Committee

Continuing Directors/Executive Officers:
Andrew P. Hines	79	Director and Chairman of the Compensation Committee
Michael R. Zapata(1)	41	Chief Executive Officer, President and Chairman of the Board of Directors
Regina Walker(2)	46	Chief Financial Officer and Treasurer

(1)	Mr. Zapata was appointed Executive Chairman and President, effective December 1, 2018, and Chief Executive Officer effective July 30, 2019.

(2)	Ms. Walker was appointed Chief Financial Officer on October 21, 2019.

Nominees for Election

Charles Davidson has served as a director since May 2016. Mr. Davidson has served as Chief Executive Officer of Attensa Corporation, an enterprise software provider, since August 2014. He was the CEO of Attensa’s predecessor company Leeward, Inc. from 2009 until 2014, when it was merged into Attensa Corporation, and was Chief Executive Officer of Attensa, Inc. from 2007 until 2009. From 2000 to 2003, Mr. Davidson was Chief Executive Officer and President of StatiaFX, a developer of software solutions for financial advisory services. When StatiaFX was acquired in 2003 by Financial Profiles, a business unit of Hanover Insurance Group, Mr. Davidson became Vice President for Strategy and Business Development of Financial Profiles and served in that function until 2006 when the business was sold. From 1994 to 1999, Mr. Davidson was Chief Operating Officer and a member of the Board of Directors of the Crabbe Huson Group. In 1993, he co-founded Co-Operations, Inc. and served as its Chairman until 2000. Mr. Davidson holds a B.S. degree in Business from the University of Oregon and a J.D. magna cum laude from Northwestern School of Law, Portland. He is a member (inactive) of the bar associations of Oregon and Washington.

Steven Strom has served as a director since June 2019. He is the founder of Odinbrook Global Advisors and has more than thirty years of experience advising companies in the US, Canada, Latin America, Europe and Asia. Mr. Strom focuses on providing expert advice to clients to develop restructuring strategies and implement solution transactions. From 2016 to early 2018 Mr. Strom was CEO of Blackhill Partners, an investment bank based in Dallas, Texas. Previously, he was a Managing Director in the Restructuring Group at Jefferies where he joined in 2006 and was Global Head of Restructuring from 2008 to 2014. Prior to Jefferies, Mr. Strom was a Managing Director in the Restructuring Group at CIBC World Markets (2002-2006) and a Managing Director at Chanin Capital Partners (1997-2002), a Research Analyst/Trader at Commodities Corporation (1993-1996) and a Vice President in the M&A Group at Chemical Bank (1986-1993). Mr. Strom has an MBA with a concentration in Finance from the University of Michigan (1986) and a bachelor’s degree in Business (Finance) from Arizona State University (1984) where he had a Regent’s Academic Scholarship and was awarded the Outstanding Finance Student by the Financial Analysts Society.

Continuing Directors/Executive Officers

Andrew P. Hines has served as a director since October 2018. Mr. Hines is the Principal of Hines & Associates, a financial management consulting firm which he has led since 2006 and Partner of Drinnan Capital, an equity investment fund. He currently serves as a director for both Tronox Inc. and Intermap Technologies and as chair of the Audit Committee for Intermap Technologies. From October 2015 to November 2016, he acted as Executive Vice President/Chief Financial Officer of Natural Markets Foods Group, a chain of organic food markets. He had been Executive Vice President/Chief Financial Officer of Sonar Entertainment between June 2011 and June 2014. The company develops, produces and distributes original made-for-television movies and mini-series. From September 2009 to June 2010, Mr. Hines served as Executive Vice President/Chief Financial Officer of World Color Press Inc. (formerly, Quebecor World), a company which provided high-value and comprehensive print, digital and related services to businesses worldwide. From October 2005 to September 2006, he served as Vice President and Chief Financial Officer of GenTek, Inc., a manufacturer of industrial components and performance chemicals. Earlier experience included senior finance positions with Adidas, Woolworth and RJR Nabisco. Mr. Hines was a director of C&D Technologies, Inc. and served as Chairman of that company’s Audit Committee. From November 2003 to 2007, Mr. Hines served as a director and Chairman of the Audit Committee of Superior Essex, Inc. Mr. Hines brings to the board in-depth financial experience and highly valued senior leadership experience including public company director experience. He is a member of the American Institute and New York Society of Certified Public Accountants. Mr. Hines received his BBA from St. John’s University and attended Harvard University Management Corporate Control courses.

Michael R. Zapata has served as a director since October 2018, as the Company’s Executive Chairman and President since December 2018, and as Chief Executive Officer since July 2019. Mr. Zapata is the founder and Managing Member of Sententia Capital Management, LLC, a value investing focused investment management firm (“Sententia”). Since inception in 2012, the firm has invested in deep value public equities in a concentrated portfolio. The firm employs a rigorous research process and attempts to engage constructively with management when appropriate. Prior to Sententia, he served nearly 10 years in the U.S. Navy. During his service from 2001 to 2010, he held various leadership roles during the Global War on Terror. Deploying to locations including Iraq, Afghanistan, Africa, the Middle East and the Arabian Peninsula, he brings valuable insight and expertise in intelligence fusion, operational execution, strategic planning and risk mitigation. He received his B.S. from Texas A&M University, where he was recognized as a Dougherty Award Recipient. He received his M.B.A. from Columbia University as a student in the Heilbrunn Center for Value Investing. He is a director of Intermap Technologies, a geospatial industry leader that provides location-based solutions with its powerful suite of software applications. He also serves as a director of Tip of the Spear Foundation, a non-profit dedicated to supporting Elite Operators and their families during times of need.

Regina Walker was appointed as our Chief Financial Officer on October 21, 2019. Ms. Walker has over 20 years of experience, including 10 years with PricewaterhouseCoopers, LLP, accounting firm, with extensive hands-on experience in diverse industries, including industrial manufacturing, construction, retail and consumer products and entertainment in Fortune 500 publicly traded and mid-cap privately held companies. Prior to joining the Company, Ms. Walker was employed by TEC Equipment, Inc, a privately held $900M revenue company, as the Controller from December 2013 through May 2016 and then as the Chief Financial Officer from June 2016 through July 2019. Ms. Walker received a Bachelor of Commerce from University of Alberta and Post-Baccalaureate Accounting Certificate from Portland State University.

Family Relationships

There are no family relationships among our executive officers and directors.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during the 2019 fiscal year other than the inadvertent late Form 3 filings by Mr. Hines, made on November 8, 2018, by Mr. Zapata, made on November 9, 2018, and by Mr. Strom, made on October 24, 2019, and late Form 4 filings by Mr. Davidson, Mr. Hines, Mr. Zapata, former Chairman and director Michael Ellsworth and Ms. Ferguson, made on September 27, 2019, and by Mr. Strom, made on October 24, 2019.

Related Person Transactions and Certain Relationships

Mr. Zapata is the founding member of Sententia, a value-based investment firm, of which he has served as general partner since its inception in 2012. The Company entered into a consulting agreement with Sententia, where Sententia has agreed to provide executive management services to the Company, which shall be performed by Mr. Zapata in his role as CEO. For further discussion of this agreement, see the section title “Execution Compensation—Employment Agreements.”

Procedures for Review and Approval of Transactions with Related Parties

The Board has delegated to the Audit Committee the responsibility to review and approve all transactions or series of transactions in which we or a subsidiary is a participant, the amount involved exceeds $120,000 and a “related person” (as defined in Item 404 of Regulation S-K) has a direct or indirect material interest. Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve the transaction and will approve only those transactions that are in the best interests of the Company.

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ELECTION OF OUR DIRECTOR NOMINEES, MESRRS. DAVIDSON AND STROM.

PROPOSAL NO. 2: BOARD DECLASSIFICATION

Our Board has unanimously adopted and is recommending that our shareholders approve a proposed amendment to the Charter (the “Declassification Amendment”) that would eliminate the classification of the Board and provide instead for the annual election of all directors effective upon the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”). Pursuant to the laws of the State of Oregon, our state of incorporation, if our Board adopts an amendment to the Charter, the amendment must be submitted to our shareholders for their approval.

The Board is committed to good corporate governance. The Board recognizes that there is a growing sentiment among the investment community in favor of annual elections, and that many U.S. public companies have eliminated their classified Board structures in recent years, based on the argument that classified boards have the effect of reducing the accountability of directors to shareholders. The Board believes that implementing annual elections for all directors would support the Board’s ongoing effort to adopt “best practices” that are in-line with evolving corporate governance practices. The Board recognizes that our classified board structure may offer certain advantages, such as promoting continuity and stability in the management of the business and affairs of the Company and reducing vulnerability to coercive takeover tactics.

The proposed Declassification Amendment eliminates the classification of the Board effective upon the 2021 Annual Meeting and provides for the annual election of all directors beginning at that annual meeting. If this Proposal 2 is approved, the Declassification Amendment would become effective upon the filing of Articles of Amendment with the Secretary of State of the State of Oregon, which the Company expects to do promptly after shareholder approval is obtained.

As indicated in Proposal 1, if this Proposal 2 is approved, Messrs. Davidson and Strom (the two nominees standing for election at this 2019 Annual Meeting), will, if elected, each serve until the Company’s 2020 Annual Meeting and until each of their successors is duly elected and qualified. The declassification of the Board will then be phased in such that at the 2021 Annual Meeting, successors of the directors whose terms expire at the 2021 Meeting (currently Michael R. Zapata and Andrew Hines) will stand for election to hold office for a term expiring at the next annual meeting of shareholders and until his or her successor is elected and qualified.

The proposed Declassification Amendment would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

At present, the members of the Board are removable only for cause. The proposed Declassification Amendment provides that, once the Board has become declassified at the 2021 Annual Meeting, directors will be voted on annually by shareholders.

Approval of the Declassification Amendment will result in the amendment of Sections 5.2 of the Charter to read as follows:

“5.2 TERMS. At each annual meeting of shareholders beginning at the Company’s 2020 annual meeting of shareholders (to be held after the fiscal year ending on May 31, 2020), directors shall be elected annually for one-year terms expiring at the next succeeding annual meeting of shareholders. Notwithstanding the foregoing, the directors elected to a term expiring in 2021 shall continue to serve until the 2021 annual meeting of shareholders.”

Conditional Amendment of Bylaws

In connection with its approval of resolutions to amend the Charter to declassify the Board, the Board also approved an amendment to the Second Restated Bylaws of Schmitt Industries, Inc. (the “Bylaws”) to conform to the changes that would be made to the Charter, if adopted by the shareholders. This amendment to the Bylaws would become effective only following approval by the shareholders of the Declassification Amendment.

Vote Required

The affirmative (“FOR”) vote of at least two-thirds of the outstanding shares entitled to vote thereon is required to approve the amendment to the Charter. Abstentions will count as votes “AGAINST” this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE AMENDMENT OF THE CHARTER TO DESCLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We are asking shareholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to approve the compensation of our named executive officers.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING EXECUTIVE COMPENSATION.

EXECUTIVE COMPENSATION

Performance Based Pay Policy

In August 2019, the Board announced the implementation of a Performance Based Pay for Executives Policy. The primary goal of this policy it to align executive incentives with Company performance and long-term shareholder interests.

Our compensation program aims to achieve the following main objectives:

•	link pay to company performance;

•	align our executives’ interest with our shareholders;

•	provide incentives that motivate and reward for achievement of our key performance goals that increase stakeholder value over the long-term; and

•	attract, retain and reward highly qualified executives;

To accomplish this, the executive compensation program will generally consist of three principle components: base salary, annual-performance based bonuses, and long-term incentive compensation. These principles are described in detail in the following table.

Principle Components	Objectives	Key Features
Base Salary (fixed cash)	Provides a base level of compensation for financial stability for performing job functions.	Fixed compensation that is periodically reviewed and adjusted as needed; determined based on a number of factors, including individual performance, experience, skills, level of responsibility and level of complexity of the position as well as the competitive marketplace; and the overall performance of our Company.

Performance Bonus (at-risk equity and cash)	Aligns and rewards executives for reaching individual and Company annual performance goals.	Bonuses are dependent upon specific Company performance objectives consistent with our long-term strategic plan and individual performance objectives that relate to the executive’s position and expected contribution toward reaching Company goals, generally determined by the Compensation Committee and communicated at the beginning of the year. Actual bonus amounts earned are determined after the end of the year, taking into account achievement of Company and individual performance objectives.

Principle Components	Objectives	Key Features
Long-Term Incentive (at-risk equity)	Aligns and rewards for long-term Company performance; aligns executive’s interests with shareholder interests and changes in shareholder value.

Individual awards are determined based on a number of factors, including long-term Company and individual performance.

Equity grants have historically been provided primarily in the form of stock options. More recently, restricted stock unit and awards grants have been awarded.

Minimum Share Ownership Guidelines

In August 2019, the Board announced Minimum Share Ownership Guidelines for Executives and Directors. The Board believes strongly that its executives and directors should have meaningful share ownership in the Company.

Each executive is expected to own, at a minimum, that number of shares of common stock equal in value to a multiple of his or her base salary ranging from a low of one time for the Chief Financial Officer to a high of three times for the Chief Executive Officer. Executives will have three years from the implementation of this policy to reach these minimum ownership guidelines. Executives will receive any bonus in RSUs until they achieve their minimum ownership threshold. Upon reaching this threshold, Executives will have the choice of cash or RSUs for future bonus payments, as long as they remain above the share ownership guidelines.

Summary Compensation Table

The following table presents the dollar amounts of various forms of compensation earned by our named executive officers (“NEOs”) during the years noted:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(7)	Total ($)
Michael R. Zapata(3)	2019	$92,000	$—	$18,639	$—	$—	$110,639
Chairman, President and CEO	2018	—	—	—	—	—	—

David W. Case(4)	2019	193,068	35,000	—	1,954	18,767	248,789
Former President, CEO and Director	2018	184,196	—	—	—	2,100	186,296

Ann M. Ferguson(5)	2019	182,811	27,500	13,300	1,954	—	225,565
Former CFO and Treasurer	2018	189,612	—	—	—	—	189,612

David M. Hudson(6)	2019	—	—	—	—	—	—
Former CEO and President	2018	198,598	—	—	—	—	198,598

(1)	The fair value of these stock awards was computed in accordance with methods allowed under FASB ASC Topic 718 “Compensation—Stock Compensation.”

(2)	Value of stock options awards was calculated using Black Scholes pricing model with assumptions discussed in Note 7 to the Company’s financial statements as of and for the year ended May 31, 2019.

(3)	Mr. Zapata was appointed Executive Chairman and President, effective December 1, 2018, and Chief Executive Officer, effective July 30, 2019.

(4)	Mr. Case stepped down as Chief Executive Officer and President, effective December 1, 2018.

(5)

Ms. Ferguson submitted a letter of resignation as Chief Financial Officer of the Company on August 23, 2019, effective November 30, 2019 and was succeeded by Regina Walker as Chief Financial Officer and Treasurer effective October 21, 2019.

(6)	Mr. Hudson was President and Chief Executive Officer from January 2016 through January 2018, and he has served as a Director since April 2006.

(7)

For Fiscal 2019, amounts paid to David W. Case include $2,100 in Company match to the Company’s 401(k) Profit Sharing Plan & Trust made on the same basis as provided to all Company employees and $16,667 in severance payments made pursuant to the Employment Agreement dated November 26, 2018. For Fiscal 2018, amounts paid to David W. Case includes $2,100 in Company match to the Company’s 401(k) Profit Sharing Plan & Trust made on the same basis as provided to all Company employees.

Oversight of Executive Compensation

The Board of Directors has delegated the responsibility for fixing the compensation of the Named Executive Officers to the Compensation Committee. The Compensation Committee consists entirely of independent, non-employee Directors. The Compensation Committee approves all compensation and awards to executive officers.

Employment Agreements

Michael R. Zapata. Effective December 1, 2018, Mr. Zapata was appointed Executive Chairman and President. In connection with Mr. Zapata’s appointment, the Company entered into an executive employment agreement. Pursuant to the terms of the agreement, Mr. Zapata received (i) a retainer fee of $90,000 and (ii) was granted 48,000 market-based RSUs, which vest in the amounts set forth below on the first date the 15-trading day average closing price of the Registrant’s common stock equals or exceeds the corresponding target price for the common stock (listed below).

Number of RSUs Vested	Target Price
6,000	$2.70
6,000	2.90
6,000	3.10
6,000	3.30
6,000	3.50
6,000	3.70
6,000	3.90
6,000	4.10

Effective July 30, 2019, Mr. Zapata was appointed Chief Executive Officer. Mr. Zapata is the founding member of Sententia, a value-based investment firm, of which he has served as general partner since its inception in 2012. The Company entered into a consulting agreement with Sententia, where Sententia has agreed to provide executive management services to the Company, which shall be performed by Mr. Zapata in his role as CEO. As contemplated by the terms of the agreement, the Company will pay to Sententia compensation in the amount of $14,000 per month for the term of the agreement, which is defined as July 30, 2019 through July 31, 2020 unless extended or earlier terminated. Further, Mr. Zapata was awarded 17,777 RSUs for his appointment and is eligible for performance-based and discretionary bonuses.

Regina Walker. Effective October 21, 2019, Ms. Walker was appointed Chief Financial Officer. In connection with Ms. Walker’s appointment, the Company entered into an employment agreement. Pursuant to the terms of the agreement, Ms. Walker is entitled to receive (i) an annualized salary of $180,000, (ii) a signing bonus of 15,625 fully vested shares of restricted common stock, (iii) a retention bonus of $30,000 to be paid on the first anniversary of her employment, and (iv) upon achieving certain performance-based objectives determined by the CEO and Compensation Committee, an RSU bonus up to an amount equivalent to $30,000 and other discretionary bonuses as determined by the CEO and Compensation Committee and approved by the Board of Directors.

Ann M. Ferguson. Ms. Ferguson submitted a letter of resignation as Chief Financial Officer of the Company, effective November 30, 2019. In connection with Ms. Ferguson’s resignation the Company and Ms. Ferguson entered into a Separation Agreement and Mutual Release of Claims (“Release”) on August 23, 2019. The Company agreed to continue Ms. Ferguson’s base salary of $190,000 while she remains employed through November to assist with a transition of her role. Ms. Ferguson is also party to an executive employment agreement with the Company dated as of November 26, 2018 (the “Ferguson Employment Agreement”), pursuant to which she is entitled to (i) receive an annualized salary of $190,000, (ii) a signing bonus of $12,500, (iii) 5,000 RSAs fully vested, and (iv) certain severance payments in the event her employment with the Registrant is terminated without cause (as defined) or due to her disability or death. Unless otherwise noted in the Release, the provisions in the Ferguson Employment Agreement will remain in effect during her employment.

David W. Case. Mr. Case stepped down as Chief Executive Officer and President, effective December 1, 2018, and continued to serve as Special Advisor to the Board of Directors through April 15, 2019. In connection with Mr. Case’s role as Special Advisor, the Registrant and Mr. Case entered into an employment agreement. Pursuant to the terms of the agreement, Mr. Case was entitled to (i) receive an annualized salary of $200,000, (ii) a signing bonus of $20,000, and (iii) certain severance payments in the event Mr. Case’s employment with the Company is terminated without cause (as defined in the agreement) or due to his disability or death.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding our NEOs’ unexercised option and other equity incentive plan awards to purchase our Common Stock as of May 31, 2019:

	Option Awards				Other Equity Incentive Plan Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Michael R. Zapata(1)	—	—	—	—	42,000	(5)	$94,080
David W. Case(2)	20,000	—	1.70	12/15/2019	—		—
	15,000	—	2.82	12/15/2019	—		—
	5,000	—	2.53	12/15/2019	—		—
	15,000	—	3.65	12/15/2019	—		—
Ann M. Ferguson(3)	20,000	—	1.70	4/12/2027	—		—
	15,000	—	2.82	10/14/2024	—		—
	10,000	—	2.53	10/4/2023	—		—
	25,000	—	2.90	4/8/2023	—		—

(1)	Mr. Zapata was appointed Executive Chairman and President, effective December 1, 2018.

(2)	Mr. Case stepped down as Chief Executive Officer and President, effective December 1, 2018.

(3)	Ms. Ferguson submitted a letter of resignation as Chief Financial Officer of the Company, effective November 30, 2019.

(4)	The market value of the unearned shares is based on the closing price on May 31, 2019 of $2.24.

(5)

Upon his appointed as Executive Chairman, Mr. Zapata was awarded 48,000 market-based RSUs. These RSUs were granted and expected to vest in eight tranches of 6,000 RSUs if, prior to December 3, 2022, the 15-day trading average closing price of the Company’s common stock is greater than or equal to the target price of $2.70, $2.90, $3.10, $3.30, $3.50, $3.70, $3.90 and $4.10, respectively. 6,000 RSUs have vested to date.

Compensation of Non-Employee Directors

The Compensation Committee periodically awards directors with equity-based compensation.

Given the nature of the reorganization announced in November 2018 and the desire for the Company to reserve its cash position, Mr. Davidson and Mr. Hines were asked to receive their compensation through RSUs. Further, to align the Board with shareholders, both directors agreed to receive market-based RSUs. The below RSUs were granted in lieu of cash compensation.

The following table presents information regarding these unvested market-based equity incentive plan awards as of May 31, 2019:

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)(2)
Charles Davidson	21,000	$47,040
Andrew P. Hines	21,000	$47,040

(1)	The market value of the unvested units is based on the closing price on May 31, 2019 of $2.24.

(2)

Directors agreed to receive RSUs in lieu of cash based compensation. The RSUs are market based and will vest in eight (8) tranches as follows: 5,000 RSUs for the first tranche and 3,000 RSUs for the remaining seven tranches if the share price averages above $2.70, $2.90, $3.10, $3.30, $3.50, $3.70, $3.90 and $4.10 for 15-trading days, respectively. 5,000 RSUs have vested to date for each director.

STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table presents information with respect to the beneficial ownership of our Common Stock as of October 21, 2019, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of the outstanding Common Stock;

•	each of our directors and NEOs; and

•	all of our directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. The percentage of beneficial ownership is based on 4,102,031 shares of Common Stock outstanding as of October 21, 2019. Except as otherwise noted below, the address of persons listed in the following table is: c/o Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
Persons known to beneficially own more than 5%
GAMCO Investors, Inc.(1)	701,029	17.1%
Walter Brown Pistor(2)	509,331	12.4%
Sententia Capital Management LLC(3)	374,556	9.1%
Renaissance Technologies LLC(4)	268,848	6.6%

Directors and NEOs
Michael R. Zapata(3)(5)	374,556	9.1%
Regina Walker(6)	15,625	*
Ann M. Ferguson(7)	75,000	1.8%
David W. Case(8)	144,596	3.5%
Charles Davidson(9)	21,000	*
Andrew P. Hines(10)	7,917	*
David M. Hudson(11)	77,634	1.9%
Steven Strom(12)	9,834	*
All executive officers and directors as a group (6 persons)(13)	581,566	14.2%

*	Represents holdings of less than 1% of shares outstanding.

(1)

The address of GAMCO Investors, Inc. is One Corporate Center, Rye, NY 10580. This disclosure is based on information contained in a Schedule 13D/A filed by GAMCO Investors, Inc. with the SEC on July 24, 2018.

(2)	The address of Walter Brown Pistor is 2415 Kalama River Road, Kalama, WA 98625. This disclosure is based on information contained in a Schedule 13D filed by Mr. Pistor on July 2, 2004.

(3)

Michael R. Zapata, as the managing member of Sententia Capital Management, LLC, general partner of Sententia Group, LP, and as the managing member of Sententia Capital Management, LLC, may be deemed to beneficially own the shares of Common Stock beneficially owned by Sententia Capital Management LLC. Mr. Zapata disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. The address of Sententia Capital Management LLC is 102 W. 87th Street, No. 1S, New York, NY 10024. This disclosure is based on information contained in a Schedule 13D/A filed by Sententia Capital Management LLC with the SEC on October 22, 2018.

(4)

The address of Renaissance Technologies LLC is 800 Third Avenue, New York, NT 10022. This disclosure is based on information contained in a Schedule 13G/A filed by Renaissance Technologies LLC with the SEC on February 13, 2019.

(5)	Includes 23,777 shares of Common Stock held as of October 21, 2019.

(6)	Includes 15,625 shares of Common Stock held as of October 21, 2019.

(7)	Includes 70,000 shares of Common Stock issuable upon exercise of options and 5,000 shares of Common Stock held as of October 21, 2019.

(8)	Includes 79,596 shares of Common Stock held as of October 21, 2019 and 65,000 shares of Common Stock issuable upon exercise of options.

(9)	Includes 6,000 shares of Common Stock held as of October 21, 2019, and 15,000 shares of Common Stock issuable upon exercise of options.

(10)	Includes 7,917 shares of Common Stock held as of October 21, 2019.

(11)	Includes 3,468 shares of Common Stock held as of October 21, 2019 and 74,166 shares of Common Stock issuable upon exercise of options.

(12)	Includes 9,834 shares of Common Stock held as of October 21, 2019.

(13)

Consists of 422,400 shares of Common Stock held as of October 21, 2019, and 159,166 shares of Common Stock issuable upon exercise of options. Excludes shares beneficially owned by Mr. Case, who, as of December 1, 2018, is no longer an executive officer of the Company.

PROPOSAL NO. 4: AMENDMENT AND RESTATEMENT OF THE 2014 EQUITY INCENTIVE PLAN

The Board has proposed an amendment of the 2014 Plan that will increase the number of shares available for issuance under the Incentive Plan from 500,000 to 700,000, which we anticipate would be enough shares to provide grants in a manner consistent with new practices through the remainder of the 2014 Plan term. In connection with this amendment, the Company will adopt an amended and restated 2014 Plan to reflect the amendment and certain ministerial changes.

Following the 2019 Annual Shareholder Meeting, the newly constructed Board has implemented new policies to more fully align both directors and executives to Company performance and long-term shareholder value. This new direction and alignment is displayed through the grants of market-based RSUs to the new Chairman, as well as two directors in 2018 in lieu of cash based compensation. The Company has also granted RSUs to the new management team to better align Company performance with long-term pay incentives. In order to continue to align directors, executives and management with Company performance, the Board requests authorization to increase the number of shares issuable under the 2014 Plan.

The purpose of the 2014 Plan remains the same as it was when our shareholders first approved it in October 2014, which is to help attract, motivate and retain talented employees and non-employee directors, align employee and shareholder interests, link employee compensation with company performance and maintain a culture based on employee stock ownership. Capitalized terms used but not defined herein have the definition ascribed to them in the 2014 Plan.

At September 30, 2019, 113,472 shares of the Company’s Common Stock remained available for future grants under the 2014 Plan. On October 21, 2019, the closing price of our Common Stock was $3.35 per share. On October 21, 2019, directors and executive officers, including the Named Executive Officers, and approximately five employees and consultants of the Company were eligible to participate in the 2014 Plan. The Board believes that additional shares must be reserved for issuance under the 2014 Plan. Accordingly, the Board recommends that shareholders approve the 2014 Plan, as amended, which includes an increase of 200,000 shares reserved for issuance under the 2014 Plan.

The following table summarizes information about our equity compensation plans as of May 31, 2019:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	380,166	2.68	144,000
Equity compensation plans not approved by security holders	0	0	0
Total	380,166	2.68	144,000

(1)	These equity compensation plans consist of our 2014 Equity Incentive Plan and our 2004 Stock Option Plan.

Description

A copy of the 2014 Plan, as amended pursuant to this Proposal, is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. The following description of the 2014 Plan is a summary and does not purport to be a complete description. See Appendix A for more detailed information.

General

Our Board originally approved the 2014 Plan in August 2014, and it was subsequently approved by the Shareholders at the Annual Meeting in October 2014. A prior amendment and restatement of the 2014 Plan to increase the number of shares available for issuance under the 2014 Plan was approved by our shareholders on August 28, 2017. The 2014 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock units, stock appreciation rights, and other forms of equity compensation (collectively referred to in this Proxy Statement as “equity awards”). The 2014 Plan also provides the ability to grant performance equity awards and performance cash awards (together referred to in this Proxy Statement as “performance awards”), which enables our Compensation Committee to use performance criteria in establishing specific targets to be attained as a condition to the vesting of awards.

Incentive stock options granted under the 2014 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (referred to in this Proxy Statement as the “Code”). Nonstatutory stock options granted under the 2014 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of equity awards.

The purpose of the 2014 Plan is to provide a sufficient reserve of common stock to offer appropriate incentives to our executive officers, employees, directors and consultants. We actively compete for highly qualified people to work on our team, and our equity program is a key component of our strategy to attract and retain key individuals. We continue to believe that equity compensation is an important component to motivate key employees and effectively aligns employee compensation with shareholder interests. The 2014 Plan is the sole available plan for granting equity compensation to our employees. If this proposal is not approved, and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation.

Common Stock Available Under the 2014 Plan

Assuming shareholders approve this proposal, a total of 700,000 shares of common stock will have been reserved for issuance pursuant to the 2014 Plan. As of September 30, 2019, options to purchase a total of 410,694 shares of Common Stock were outstanding under the 2014 Plan. On September 30, 2019, 113,472 shares of our Common Stock remained available for future grants of stock awards under the 2014 Plan.

Administration of the 2014 Plan

The 2014 Plan provides that our Board has the authority to construe and interpret the 2014 Plan to determine the persons to whom and the dates on which equity awards will be granted, the number of shares of common stock to be subject to each equity award, the time or times during the term of each equity award within which all or a portion of the award may be exercised, the exercise, purchase, or strike price of each equity award, the type of consideration permitted to exercise or purchase each equity award and other terms of the equity awards.

Our Board has the authority to delegate some or all of the administration of the 2014 Plan to a committee or committees composed of members of our Board. A committee may consist solely of two or more “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act or solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The 2014 Plan also permits delegation of administration of the plan to one or more executive officers with respect to grants to our employees. Under the 2014 Plan, the full powers and administration of the 2014 Plan are delegated to the Compensation Committee (unless and until further action is taken by the Board). The Compensation Committee, as currently constituted, consists of three non-employee directors within the meaning of Section 16b-3 who also are outside directors within the meaning of Section 162(m). As used herein, the term “Plan Administrator” refers to the Compensation Committee.

Eligibility

General. All employees, executive officers, directors and consultants of the Company are eligible to participate in the 2014 Plan.

Incentive Stock Options. Incentive stock options may be granted under the 2014 Plan only to employees (including executive officers) of the Company. The aggregate maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options will be 700,000 shares of common stock under the 2014 Plan as amended. No incentive stock option may be granted under the 2014 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company, unless the exercise price of such stock option is at least 110% of the fair market value of the stock subject to the stock option on the date of grant and the term of the stock option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined on the date of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2014 Plan and any other equity plans of the Company) may not exceed $100,000. Any excess of such amount will be treated as nonstatutory stock options.

Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units and Other Awards. Nonstatutory stock options, restricted stock, restricted stock units and all other types of equity awards and performance awards authorized under the 2014 Plan may be granted to employees (including executive officers), directors and consultants of the Company.

Individual Limit. No person may be granted stock options or stock appreciation rights under the 2014 Plan covering more than 500,000 shares of common stock during any calendar year. Shareholder approval of this proposal will also constitute approval of the 500,000-share limitation for purposes of Section 162(m) of the Code.

Shares Subject to the 2014 Plan

If the 2014 Plan is approved by the shareholders, a total of 700,000 shares of Common Stock will be available for issuance under the 2014 Plan.

The number of shares of Common Stock available for issuance under the 2014 Plan will be reduced by one share for each share of Common Stock issued pursuant to a stock option, stock appreciation right, restricted stock awards, restricted stock unit awards or other awards.

If a stock option or stock appreciation right award expires or otherwise terminates without being fully exercised, if shares subject to a restricted stock award or restricted stock unit award are forfeited to or repurchased by us, or if an equity award is settled in cash, the shares not issued under those awards, or the shares forfeited to or repurchased by us, become available for subsequent issuance under the 2014 Plan. Such returning shares will increase the number of shares available for issuance under the 2014 Plan, if amended, by one share per share returned.

If shares subject to an award granted under the 2014 Plan are not delivered to a participant because:

•	an equity award is exercised through a reduction in the number of shares subject to the equity award (a “net exercise”),

•	the appreciation distribution upon exercise of a stock appreciation right is paid in shares of common stock, or

•	shares are withheld in satisfaction of applicable withholding taxes,

then those shares do not become available for subsequent issuance under the 2014 Plan. If the exercise price of a stock option is satisfied by a participant tendering previously held shares, the tendered shares do not become available for subsequent issuance under the 2014 Plan.

Terms of Stock Options

We may grant stock options under the 2014 Plan pursuant to stock option agreements adopted by our Board or a duly authorized committee. The following is a description of the permissible terms of stock options under the 2014 Plan. Individual stock option agreements may be more restrictive as to any or all of the permissible terms described below.

Exercise Price. The exercise price of incentive stock options and nonstatutory stock options may not be less than 100% of the fair market value of the stock subject to the stock option on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value.

Consideration. The stock option exercise price may, at the discretion of the Plan Administrator, be paid in cash or by check, pursuant to a broker-assisted cashless exercise, by delivery of other shares of our Common Stock, pursuant to a net exercise arrangement, or in any other form of legal consideration acceptable to the Plan Administrator.

Vesting. Stock options granted under the 2014 Plan vest, or become exercisable, as determined by the Plan Administrator. Vesting typically occurs during the optionholder’s continued service with the Company or an affiliate, whether such service is in the capacity of an employee, director or consultant (collectively referred to as service) and regardless of any change in the capacity of the optionee, or upon achievement of quantitative or qualitative goals determined by the Plan Administrator. Shares covered by different stock options may be subject to different vesting terms.

Term. Under the 2014 Plan, the maximum term of a stock option is ten years, except that in certain cases (see “Eligibility” above) the maximum term is five years.

Termination of Service. Stock options generally terminate three months after termination of a participant’s service unless:

•	the stock option agreement by its terms specifically provides otherwise,

•

termination is due to the participant’s disability, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the termination of service) at any time within 12 months of termination,

•

the participant dies before the participant’s service has terminated, or the participant dies within a specified period after termination of service, in which case the stock option may be exercised (to the extent the stock option was exercisable at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock option have passed, or

•	the participant is terminated for cause (as defined under the 2014 Plan), in which case the stock option terminates immediately and will cease to be exercisable (whether vested or unvested).

The stock option term may be extended in the event that exercise of the stock option following termination of service is prohibited by applicable securities laws. In no event, however, may a stock option be exercised beyond the expiration of its term.

Restrictions on Transfer. A participant generally may not transfer a stock option other than by will, by the laws of descent and distribution, or pursuant to a domestic relations order. During the lifetime of the participant, only the participant may exercise a stock option (except in instances pursuant to a domestic relations order). A participant may also designate a beneficiary who may exercise a stock option following the participant’s death.

Terms of Restricted Stock

We may grant restricted stock awards under the 2014 Plan pursuant to restricted stock award agreements adopted by our Board or a duly authorized committee. Restricted stock awards are shares of our Common Stock that may be subject to restrictions, such as vesting requirements.

Consideration. The Plan Administrator may grant restricted stock awards in consideration for past or future services rendered to the Company or an affiliate, or any other form of legal consideration acceptable to our Board.

Vesting. Shares of stock acquired under a restricted stock award may, but need not, be subject to a repurchase option in favor of the Company or forfeiture to the Company in accordance with a vesting schedule as determined by the Plan Administrator.

Termination of Service. Upon termination of a participant’s service, the Company may repurchase or otherwise reacquire any forfeited shares of stock that have not vested as of such termination under the terms of the applicable restricted stock award.

Terms of Restricted Stock Units

We may grant restricted stock unit awards under the 2014 Plan pursuant to restricted stock unit award agreements adopted by our Board or a duly authorized committee. Restricted stock units represent the value of a fixed number of shares of the Company Common Stock on the date of grant.

Consideration. The Plan Administrator may grant restricted stock units in consideration for past or future services rendered to the Company or an affiliate, or any other form of legal consideration acceptable to the Plan Administrator.

Vesting. Restricted stock units vest at the rate or on the terms specified in the restricted stock unit award agreement as determined by the Plan Administrator.

Settlement. Restricted stock units may be settled by the delivery of shares of the Company Common Stock, cash, or any combination as determined by the Plan Administrator. At the time of grant, the Plan Administrator may impose additional restrictions or conditions that delay the delivery of stock or cash subject to the restricted stock unit award after vesting.

Termination of Service. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of service.

Terms of Stock Appreciation Rights

We may grant stock appreciation rights under the 2014 Plan pursuant to stock appreciation rights agreements adopted by our Board or a duly authorized committee. A stock appreciation right is a right to receive the excess value over the strike price of a fixed number of shares. Individual stock appreciation right agreements may be more restrictive as to any or all of the permissible terms described below. Each stock appreciation right is denominated in shares of Common Stock equivalents but may be settled in cash.

Term. The maximum term of stock appreciation rights is ten years.

Strike Price. The strike price of stock appreciation rights may not be less than 100% of the fair market value of the Common Stock equivalents subject to the stock appreciation rights on the date of grant.

Exercise. Upon exercise of a stock appreciation right, the Company will pay the participant an amount equal to the excess of the aggregate fair market value on the date of exercise of a number of Common Stock equivalents with respect to which the participant is exercising the stock appreciation right, over the strike price determined by the Plan Administrator on the date of grant. The appreciation distribution upon exercise of a stock appreciation right may be paid in cash, shares of our Common Stock, or any other form of consideration determined by the Plan Administrator.

Vesting. Stock appreciation rights vest and become exercisable at the rate specified in the stock appreciation right agreement as determined by the Plan Administrator.

Termination of Service. Stock appreciation rights generally terminate three months after termination of a participant’s service unless:

•	the stock appreciation rights agreement by its terms specifically provides otherwise,

•

termination is due to the participant’s disability, in which case the stock appreciation right may be exercised (to the extent vested at the time of the termination of service) at any time within 12 months of termination,

•

the participant dies before the participant’s service has terminated, or within a specified period after termination of service, in which case the stock appreciation right may be exercised (to the extent vested at the time of the participant’s death) within 12 months of the participant’s death by the person or persons to whom the rights to such stock appreciation right have passed, or

•

the participant is terminated for cause (as defined under the 2014 Plan), in which case the stock appreciation right terminates immediately and will cease to be exercisable (whether vested or unvested).

The term of a stock appreciation right may be extended in the event that exercise following termination of service is prohibited by applicable securities laws. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Terms of Other Stock Awards

The Plan Administrator may grant other equity awards based in whole or in part by reference to the value of our common stock. Subject to the provisions of the 2014 Plan, the Plan Administrator has the authority to determine the persons to whom and the dates on which such other equity awards will be granted, the number of shares of common stock (or cash equivalents) to be subject to each award and other terms and conditions of such awards. Such awards may be granted either alone or in addition to other equity awards granted under the 2014 Plan. These awards may not have a term in excess of ten years from the date of grant.

Terms of Performance Awards

General. The Board may grant performance equity awards and performance cash awards that qualify as performance-based compensation that is not subject to the income tax deductibility limitations imposed by Section 162(m) of the Code, if the award is approved by the Compensation Committee and the grant or vesting of the award is tied solely to the attainment of performance goals during a designated performance period.

Performance Goals. To preserve the possibility that the compensation attributable to awards may qualify as performance-based compensation that will not be subject to the $1,000,000 limitation on the income tax deductibility of the compensation paid per covered executive officer imposed under Section 162(m) of the Code, the Compensation Committee has the authority to structure one or more such awards so that stock or cash will be issued or paid pursuant to the award only upon the achievement of certain pre-established performance goals that are based on criteria that have already been approved by our shareholders. Performance goals for awards granted under the 2014 Plan may be based on any one of, or combination of, the following criteria: (a) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) shareholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel; and (xxvi) any other measures of performance selected by our Board.

Performance goals may be set on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to generated business plans, the performance of one or more comparable companies or the performance of one or more relevant indices. Adjustments may be made in the method of calculating the attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude any other unusual, non-recurring gain or loss or extraordinary item; (vii) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) to exclude the dilutive effects of acquisitions or joint ventures; (x) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) to reflect any partial or complete corporate liquidation; (xiv) to exclude the effect of in-process research and development expenses; and (xv) to exclude the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes.

Annual Limitation. The maximum benefit to be received by a participant in any calendar year attributable to performance equity awards may not exceed 500,000 shares of common stock. The maximum benefit to be received by a participant in any calendar year attributable to performance cash awards granted pursuant to the 2014 Plan may not exceed $1,000,000. Shareholder approval of this Plan will also constitute approval of the foregoing limitations for purposes of Section 162(m) of the Code.

Changes in Capital Structure

In the event any change is made to the outstanding shares of Our Common Stock without receipt of consideration (whether through a stock split, reverse stock split or other changes in the capital structure), appropriate adjustments will be made to the class of securities issuable under the 2014 Plan, the maximum number of securities issuable under the 2014 Plan, the incentive stock option limitation, the maximum award that one person may be granted in a calendar year under the 2014 Plan, and the number, class and price per share under outstanding equity awards under the 2014 Plan.

Corporate Transactions; Changes in Control

Unless otherwise provided in a written agreement between the Company or an affiliate and a participant, or unless otherwise expressly provided by our Board or a duly authorized committee at the time of grant of an equity award, in the event of significant corporate transactions, outstanding equity awards under the 2014 Plan may be assumed, continued or substituted by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute such equity awards, then:

•

with respect to any such equity awards that are held by individuals then performing services for the Company or our affiliates, the vesting and exercisability provisions of such equity awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction and any reacquisition or repurchase rights will lapse (contingent upon the effectiveness of the corporate transaction);

•

all other outstanding equity awards will be terminated if not exercised prior to the effective date of the corporate transaction, except that certain equity awards, such as restricted stock awards, may have their reacquisition or repurchase rights assigned to the surviving or acquiring entity (or its parent company) in the corporate transaction, though if such reacquisition or repurchase rights are not assigned, then such equity awards will become fully vested; and

•

no vested restricted stock unit award will terminate without being settled by delivery of shares of Common Stock, their cash equivalent or in any other form of consideration, as determined by the Board, prior to the effectiveness of the corporate transaction.

A significant corporate transaction will be deemed to occur in the event of:

•	a sale of all or substantially all of the consolidated assets of the Company and its subsidiaries;

•	a sale of at least 90% of the outstanding securities of the Company;

•	a merger, consolidation or similar transaction in which the Company is not the surviving corporation, or

•

a merger, consolidation or similar transaction in which the Company is the surviving corporation, but shares of the Company outstanding common stock are converted into other property by virtue of the corporate transaction.

The 2014 Plan provides, at the discretion of our Board or a duly authorized committee, that the holder of an outstanding equity award that would otherwise terminate if not exercised prior to the corporate transaction may surrender such equity award in exchange for a payment equal to the excess of the value of the property that the holder would have received upon exercise of the equity award immediately prior to the corporate transaction, over the exercise price otherwise payable in connection with the equity award. Additionally, the 2014 Plan provides our Board or a duly authorized committee with the discretion to grant individual equity awards that vest as to all or any portion of the shares subject to the equity award in connection with a change of control transaction. No such equity awards have been granted by our Board or the Compensation Committee.

The acceleration of an equity award in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

Duration, Termination and Amendment

Our Board may suspend or terminate the 2014 Plan without shareholder approval or ratification at any time. Unless sooner terminated, the 2014 Plan will terminate on August 18, 2024. Our Board may amend or modify the

2014 Plan at any time, subject to any required shareholder approval. To the extent required by applicable law or regulation, shareholder approval will be required for any amendment that:

•	materially increases the number of shares available for issuance under the 2014 Plan;

•	materially expands the class of individuals eligible to receive awards under the 2014 Plan;

•	materially increases the benefits accruing to the participants under the 2014 Plan or materially reduces the price at which shares of common stock may be issued or purchased under the 2014 Plan;

•	materially extends the term of the 2014 Plan; or

•	expands the types of awards available for issuance under the 2014 Plan.

Our Board also may submit to shareholders any other amendment to the 2014 Plan, including amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

The following is a summary of the principal United States federal income taxation consequences to participants and the Company with respect to participation in the 2014 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

Incentive stock options granted under the 2014 Plan are intended to qualify for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal ordinary income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

The difference between the exercise price and fair market value of the incentive stock option shares on the date of exercise is an adjustment to income for purposes of the alternative minimum tax. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the stock option was granted and more than one year after the date the stock option was exercised for those shares, any gain or loss on a disposition of those shares (referred to in this Proxy Statement as a qualifying disposition) will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

Generally, if the participant disposes of the stock before the expiration of either of those holding periods (referred to in this Proxy Statement as a disqualifying disposition), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options

No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, the Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant. The Company will be required to satisfy certain tax withholding requirements applicable to such income.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year after exercise.

Restricted Stock Awards

Upon receipt of a restricted stock award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. The Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

However, if the shares issued upon the grant of a restricted stock award are unvested and subject to repurchase by the Company in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses, over (b) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (a) the fair market value of the shares on the date of issuance, over (b) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards

No taxable income is recognized upon receipt of a restricted stock unit award. The participant will generally recognize ordinary income in the year in which the shares subject to that unit are actually vested and issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and the Company will be required to satisfy certain tax withholding requirements applicable to such income. The Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights

No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Generally, the Company will be entitled (subject to the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to an income tax deduction in the year in which such ordinary income is recognized by the participant.

Performance-Based Awards

Section 162(m) of the Internal Revenue Code limits publicly-held companies, such as the Company, to an annual deduction for Federal income tax purposes of $1 million for compensation paid to their chief executive officer, chief financial officer, or any one of the three other most highly compensated officers. However, before the effective date of the 2017 tax reform legislation, this limitation applied only to compensation paid to the chief executive officer and any one of the three other most highly compensated officers other than the chief financial officer; in addition, performance-based compensation was excluded from this limitation, subject to the satisfaction of certain conditions. The 2014 Plan was designed to permit the Compensation Committee to grant awards that qualified as performance-based for purposes of satisfying the conditions of Section 162(m). Effective for taxable years beginning after December 31, 2017, which are not materially modified or renewed after such date, the 2017 tax reform legislation eliminated the performance-based compensation exclusion from Section 162(m), meaning that no future awards can qualify for the exception. However, awards made under written binding contracts in effect on November 2, 2017, can still qualify as deductible performance-based compensation. The Compensation Committee intends to administer the plan so as to preserve the deductibility of these awards. No amendment will modify the 2014 Plan in any material respect with respect to existing awards that are still eligible to qualify as performance-based compensation, and none of the shares that will be added to the shares reserved for issuance under the 2014 Plan if this Proposal No. 4 is approved by our shareholders will be eligible to satisfy awards made before the date of such approval. However, due to uncertainties as to the application and interpretation of Section 162(m) as amended by the tax reform legislation, no assurances can be given that awards granted under the 2014 Plan that had been intended to qualify as performance-based compensation will in fact so qualify.

New Plan Benefits

The benefits that will be awarded or paid under the 2014 Plan are not currently determinable. Awards granted under the 2014 Plan are within the discretion of the Plan Administrator. On October 21, 2019, the closing price of a share of our Common Stock was $3.35.

Vote Required

The affirmative (“FOR”) vote of at a majority of the votes cast by shares entitled to vote thereon is required to approve the amendment and restatement of the 2014 Plan. Abstentions will count as votes “AGAINST” this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2014 PLAN TO INCREASE COMMON STOCK ISSUABLE UNDER THE 2014 PLAN.

PROPOSAL NO. 5: ADVISORY VOTE ON THE FREQUENCY OF VOTE ON EXECUTIVE COMPENSATION

We are asking shareholders to advise us as to how frequently they wish to cast an advisory vote on the compensation of our named executive officers: once every year, once every two years, or once every three years.

This vote is required by new rules under Section 14A of the Exchange Act, which were adopted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and is an advisory vote, which means that this proposal is not binding on us. The Board recommends a “1 year” frequency on a non-binding advisory vote for shareholder advice on executive compensation. Each shareholder will make his or her own choice among a vote once every year, every two years or every three years. You may also abstain from voting on this item. Although the vote is non-binding, the Board will take into account the outcome of the vote when making future decisions about the frequency for holding an advisory vote on executive compensation and currently intends to implement the frequency which receives the greatest level of support from our shareholders. In the future, we will provide a “say-on-frequency” vote at least once every six years as required by the Dodd-Frank Act.

After careful consideration, the Board recommends that a “say-on-pay” vote be held every year. An annual vote will facilitate more direct shareholder input about executive compensation. An annual vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our shareholders on corporate governance and executive compensation matters. Therefore, the Board recommends that you vote “every year” for the frequency of the advisory “say-on-pay” vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS SELECT “EVERY YEAR” ON THE FREQUENCY ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 6: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2020. Although this appointment does not require ratification, the Board has directed that the appointment of Moss Adams LLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Moss Adams LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Moss Adams LLP served as the Company’s independent registered public accounting firm for the fiscal years ended May 31, 2018 and 2019. A representative of Moss Adams LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

Audit and Related Fees

For the fiscal years ended May 31, 2019 and May 31, 2018, Moss Adams LLP and their affiliates billed, or have estimated they will bill, a total of $167,945 and $136,010, respectively, for their audits, and fees reasonably related to the performance of the audits of the Company’s annual consolidated financial statements for those fiscal years; review of financial statements contained in the Company’s Forms 10-Q in those fiscal years; and services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

For the fiscal years ended May 31, 2019 and May 31, 2018, Moss Adams LLP and their affiliates billed, or have estimated they will bill, a total of $14,913 and $26,686, respectively. The fees billed for the fiscal year ended May 31, 2019 related to services performed in conjunction with the Company’s filing of Form S-8 and Form S-3. The fees billed for the fiscal year ended May 31, 2018 related to services performed in conjunction with the Rights Offering in December 2017.

Tax Fees

For the fiscal years ended May 31, 2019 and May 31, 2018, Moss Adams LLP and their affiliates billed, or have estimated they will bill, the Company $2,649 and $2,599, respectively, for preparation of subsidiary tax return.

All Other Fees

In the fiscal years ended May 31, 2019 and May 31, 2018, Moss Adams LLP and their affiliates billed the Company $0 and $0, respectively, for services other than those already disclosed above.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services as allowed by law or regulation. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specifically approved amount. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees incurred to date. The Audit Committee, or one of its members to whom authority has been delegated by the Audit Committee, may also pre-approve particular services on a case-by-case basis. The Audit Committee, or one of its members to whom authority had been delegated, pre-approved all of the Company’s audit fees, audit-related fees, tax fees, and all other fees for services by the independent auditors during Fiscal 2019 and Fiscal 2018.

Vote Required

The affirmative (“FOR”) vote of the majority of the shares entitled to vote present in person or by proxy at the Annual Meeting is required to ratify the appointment of Moss Adams LLP as our registered public accounting firm for the fiscal year ending May 31, 2020.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED MAY 31, 2020.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) must be received by the Company at its principal executive offices on or before July 3, 2020 and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2021 Annual Meeting. Alternatively, under the Company’s Second Restated Bylaws, a proposal or director nomination that a shareholder does not seek to include in the Company’s Proxy Statement pursuant to Rule 14a-8 may be delivered to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of an Annual Meeting, unless notice or public disclosure of the date of the Annual Meeting occurs less than 60 days prior to the date of such Annual Meeting, in which event, shareholders may deliver such notice not later than the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure thereof was made. A shareholder’s submission must include certain specified information concerning the proposal or director nominee, as the case may be, and information as to the shareholder’s ownership of common stock of the Company. Proposals or director nominations not meeting these requirements will not be entertained at the Annual Meeting. If the shareholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, the Company may exercise discretionary voting authority under proxies it solicits to vote in accordance with its best judgment on any such proposal or director nomination submitted by a shareholder.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us. We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

ANNUAL REPORT

The 2019 Form 10-K is being sent with this Proxy Statement to each shareholder and is available at http://investor.schmitt-ind.com/sec-filings. The 2019 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended May 31, 2019. The 2019 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

Appendix A

SCHMITT INDUSTRIES, INC.

SECOND AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

1. PURPOSE OF THE PLAN

The purpose of the Plan is to assist Schmitt Industries, Inc. (“Schmitt” or the “Company”) in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2. DEFINITIONS

2.1. “Affiliate” shall mean (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

2.2. “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.3. “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4. “Board” shall mean the Board of Directors of the Company.

2.5. “Cause” shall mean with respect to a Participant, the occurrence of any of the following: (i) the Participant commits an act of dishonesty in connection with the Participant’s responsibilities as an Employee or Consultant; (ii) the Participant commits a felony or any act of moral turpitude; (iii) the Participant commits any willful or grossly negligent act that constitutes gross misconduct and/or injures, or is reasonably likely to injure, the Company or any Affiliate; or (iv) the Participant willfully and materially violates (A) any written policies or procedures of the Company or any Affiliate, or (B) the Participant’s obligations to the Company or any Affiliate. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

2.6. “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) Any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (i) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (ii) solely because the level of ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(b) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (i) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (ii) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c) The stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(d) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(e) Individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing, to the extent that the Company determines that any of the payments or benefits under this Plan that are payable in connection with a Change in Control constitute deferred compensation under Section 409A that may only be paid on a transaction that meets the standard of Treasury Regulation Section 1.409A-3(a)(5), the foregoing definition of Change in Control shall apply only to the extent the transaction also meets the definition used for purposes of Treasury Regulation Section 1.409A-3(a)(5), that is, as defined under Treasury Regulation Section 1.409A-3(i)(5).

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

2.7. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.8. “Committee” shall mean a committee consisting of members of the Board to whom authority has been delegated by the Board in accordance with Section 4.2(c). Initially, and until further action by the Board, “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” for purpose of the rules of the applicable stock market or exchange on which the Shares are quoted or traded, to the extent required by such rules. The Board may designate one or more Directors as alternate members of the Committee who may replace any absent or disqualified member at any meeting of the Committee.

2.9. “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.10. “Continuous Service” shall mean that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate from a Consultant to Employee shall not terminate a Participant’s Continuous Service. Furthermore, a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. However, if the corporation for which a Participant is rendering service ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant’s Continuous Service shall be considered to have terminated on the date such corporation ceases to qualify as an Affiliate. A leave of absence shall be treated as Continuous Service for purposes of vesting in an Award to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

2.11. “Corporate Transaction” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(b) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(c) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.12. “Covered Employee” shall mean an employee of the Company or its Subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.13. “Director” shall mean a member of the Board.

2.14. “Disability” shall mean with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and

shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

2.15. “Dividend Equivalents” shall have the meaning set forth in Section 12.4.

2.16. “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

2.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.18. “Exchange Act Person” shall mean any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (v) any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 13, is the owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.19. “Fair Market Value” shall mean, with respect to Shares as of any date, (i) the closing sale price of the Shares reported as having occurred on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

2.20. “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

2.21. “Non-Employee Director” shall mean a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.22. “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Board shall determine.

2.23. “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.24. “Outside Director” shall mean a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.25. “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.26. “Payee” shall have the meaning set forth in Section 13.2.

2.27. “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

2.28. “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.29. “Performance Criteria” shall mean one or more of the criteria specified in Section 10.2 and selected by the Board for purposes of establishing the Performance Goals for a Performance Period.

2.30. “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be set on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to internally generated business plans, approved by the Board, the performance of one or more comparable companies or the performance of one or more relevant indices. To the extent consistent with Section 162(m) of the Code and the regulations thereunder, the Board is authorized to make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude stock-based compensation expense determined under generally accepted accounting principles; (vi) to exclude any other unusual, non-recurring gain or loss or extraordinary item; (vii) to respond to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) to respond to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) to exclude the dilutive effects of acquisitions or joint ventures; (x) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (xi) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (xii) to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) to reflect any partial or complete corporate liquidation; (xiv) to exclude the effect of in-process research and development expenses; and (xv) to exclude the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes. The Board also retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals.

2.31. “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

2.32. “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.33. “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value will be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

2.34. “Permitted Assignee” shall have the meaning set forth in Section 12.2.

2.35. “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.36. “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.37. “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Board shall determine, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

2.38. “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.39. “Shares” shall mean the shares of common stock of the Company, no par value per share.

2.40. “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.41. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.42. “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

2.43. “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3. SHARES SUBJECT TO THE PLAN

3.1. Number of Shares.

(a) Subject to adjustment as provided in Section 11.1, the number of shares of Common Stock issued or transferred and covered by outstanding awards granted under this Plan shall not in the aggregate exceed 700,000 shares of Common Stock, which may be Common Stock of original issuance or Common Stock held in treasury, or a combination thereof. Subject to the provisions of Section 11.1 regarding adjustments in the event of stock splits, reverse stock splits and other recapitalization events, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be 700,000. The Company shall at all times during the term of the Plan, and while any Stock Awards are outstanding, retain as authorized and unissued Common Stock or as treasury Common Stock, at least the number of shares of Common Stock required under the provisions of this Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

(b) If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including on payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan.

(c) In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall be available for issuance under the Plan.

(d) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations for grant to a Participant under Section 10.4, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) or (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(e) The Board may grant Incentive Stock Options to any employee of the Company or any present or future Parent or Subsidiary as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board, including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

3.2. Source of Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

4.1. Eligibility. Any Employee, Director or Consultant shall be eligible to be selected as a Participant. The Board may grant Substitute Awards to holders of equity awards issued by a company acquired by the Company or with which the Company combines.

4.2. Administration.

(a) The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in paragraph (c) below.

(b) The Board or authorized Committee shall have the power, subject to, and within the limitations of, the express provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors or Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c) The Board may delegate all or a portion of the administration of the Plan to a Committee, as follows:

(i) The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board or the Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, re-vest in the Board some or all of the powers previously delegated.

(ii) In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of two or more members of the Board who need not be Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(iii) Until further action is taken by the Board, the full powers and administration of the Plan are hereby delegated to the Compensation Committee of the Board, which shall be constituted to comply with the membership requirements of Section 16b-3 of the Exchange Act and Section 162(m) of the Code.

(d) The Board or Committee may delegate to one or more officers of the Company the authority to do one or both of the following (i) designate Employees of the Company or any of its Subsidiaries to be recipients of Options, Stock Appreciation Rights and, to the extent permitted by applicable law, other Awards and, to the extent permitted by applicable law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Options granted by such Officer. Any such Stock Awards granted by Officers will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary in this Section 4.2(d), the Board may not delegate to an Officer authority to determine the Fair Market Value of the Common Stock pursuant to Section 2.19 above.

(e) All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

(f) Neither the Board nor any Committee shall have the authority to: (i) reprice any outstanding Awards under the Plan, or (ii) cancel and re-grant any outstanding Awards under the Plan, unless the shareholders of the Company have approved such an action within 12 months prior to such an event, provided, however, that this provision shall not prevent cancellations of Awards upon expiration or termination of such Awards and the return of the underlying shares of Common Stock to the Plan for future issuance pursuant to Section 3.1(b) hereof.

(g) In connection with the Company’s desire to comply as broadly as possible with Section 162(m) of the Code, and subject to adjustment in the event of stock splits, reverse stock splits and other events of recapitalization as provided in Section 11.1 hereof, no individual Participant shall be eligible to be granted Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value of the Common Stock on the date of grant covering more than 500,000 shares of Common Stock in any calendar year.

5. OPTIONS

5.1. Grant of Options. Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall deem desirable. Options may be designated as Incentive Stock Options, as determined by the Board.

5.2. Award Agreements. All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3. Option Price. Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share Shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 11.1 and other than in connection with the grant of a Substitute Award, the Committee shall not without the approval of the Company’s shareholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, if any.

5.4. Option Term. The term of each Option shall be fixed by the Board in its sole discretion; provided that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted, except in the event of death or disability (other than with respect to an Incentive Stock Option); provided, however, that the term of the Option shall not exceed five years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

5.5. Exercise of Options.

(a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee (as defined in Section 12.2) thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time

(b) Full payment of the exercise price of an Option shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing, as may be provided in the Award Agreement. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

5.6. Excess Grant over Incentive Stock Option Limit. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

5.7. Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(a) An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(b) Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order; provided, however, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(c) Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company and any broker designated by the Company to effect Option exercises, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option. In the absence of such a designation, the executor or administrator of the Optionholder’s estate shall be entitled to exercise the Option. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

5.8. Termination of Continuous Service Generally. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.9. Extension of Exercise Period. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three months after the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement) during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

5.10. Termination Due to Disability. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

5.11. Termination Due to Death. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable) the Option shall terminate.

5.12. Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate immediately and cease to remain outstanding and the Option shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

6. STOCK APPRECIATION RIGHTS

6.1. Grant and Exercise. The Committee may provide Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a) Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 11.1, shall not be less than the Fair Market Value of one Share on such date of grant of the Stock Appreciation Right.

(b) The Committee shall determine in its sole discretion whether payment of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

(c) The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d) The Committee may impose such other conditions or restrictions on the terms of exercise and the grant price of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall have (i) a grant price not less than 100% of the Fair Market Value of one Share on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in tandem with, but subsequent to, an Option), and (ii) a term not greater than 10 years except in the event of death or disability (other than with respect to a Stock Appreciation Right granted in tandem with an Incentive Stock Option).

(e) An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable) and neither the Stock Appreciation Right nor the Option has expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.

(f) Without the approval of the Company’s shareholders, other than pursuant to Section 11.1 and other than in connection with the grant of a Substitute Award, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or another Award, and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

(g) In the event that a Participant’s Continuous Service terminates (other than for Cause or upon the Participant’s death or Disability), the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(h) A Participant’s Stock Appreciation Right Agreement may provide that if the exercise of the Stock Appreciation Right following the termination of the Participant’s Continuous Service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Stock Appreciation Right shall terminate on the earlier of (i) the expiration of a period of three months after the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) during which the exercise of the Stock Appreciation Right would not be in violation of such registration requirements, or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement.

(i) In the event that a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(j) In the event that (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Stock Appreciation Right Agreement after the termination of the Participant’s Continuous Service for a reason other than death, then the Stock Appreciation Right may be exercised (to the extent the Participant was entitled to exercise such Stock Appreciation Right as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Stock Appreciation Right by bequest or inheritance or by a person designated to exercise the Stock Appreciation Right upon the Participant’s death, but only within the period ending on the earlier of (i) the date 12 months following the date of death (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of such Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after the Participant’s death, the Stock Appreciation Right is not exercised within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(k) In the event that a Participant’s Continuous Service is terminated for Cause, the Stock Appreciation Right shall terminate immediately and cease to remain outstanding and the Stock Appreciation Right shall cease to be exercisable with respect to any shares of Common Stock (whether vested or unvested) at the time of such termination.

7. 7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1. 7.1. Grants. Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2. 7.2. Award Agreements. The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3. 7.3. Rights of Holders of Restricted Stock and Restricted Stock Units. Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant receiving a Restricted Stock Unit Award shall not possess voting rights with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to 83(b) of the Code with respect to an Award of Restricted Stock, the Participant shall be required to file promptly a copy of such election with the Company.

7.4. 7.4. Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

7.5. Transferability. Rights to acquire shares of Common Stock under the Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Award Agreement remains subject to the terms of the Award Agreement.

7.6. Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement, such portion of the Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

8. OTHER SHARE-BASED AWARDS

8.1. Grants. Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

8.2. Award Agreements. The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant.

8.3. Payment. Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9. PERFORMANCE AWARDS

9.1. Grants. Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2.

9.2. Award Agreements. The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Terms and Conditions. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4. Payment. Except as provided in Section 11.1 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10. CODE SECTION 162(m) PROVISIONS

10.1. Covered Employees. Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2. Performance Criteria.

(a) If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following, or such other performance criteria as may be later determined by the Committee: (i) net sales; (ii) revenue; (iii) revenue growth or product revenue growth; (iv) operating income (before or after taxes); (v) pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); (vi) return on equity; (vii) total shareholder return; (viii) return on assets or net assets; (ix) appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; (x) market share; gross profits; (xi) earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); (xii) economic value-added models or equivalent metrics; (xiii) comparisons with various stock market indices; (xiv) reductions in costs; (xv) cash flow or cash flow per share (before or after dividends); (xvi) return on capital (including return on total capital or return on invested capital); (xvii) cash flow return on investment; (xviii) improvement in or attainment of expense levels or working capital levels; (xiv) operating margins, gross margins or cash margin; (xx) year-end cash; (xxi) debt reduction; (xxii) shareholder equity; (xxiii) financing and other capital raising transactions (including sales of the Company’s equity or debt securities); (xxiv) factoring transactions; sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions; and (xxv) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.

(b) Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.

(c) The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (i) restructuring and/or other nonrecurring charges (including but not limited to the effect of tax or legal settlements); (ii) exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) stock-based compensation expense determined under generally accepted accounting principles; (vi) any other unusual, non-recurring gain or loss or extraordinary item; (vii) a response to, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (viii) a response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; (ix) the dilutive effects of acquisitions or joint ventures; (x) the assumption that any business divested by Schmitt achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (xi) the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common shareholders other than regular cash dividends; (xii) the reflection of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code); (xiii) the reflection of any partial or complete corporate liquidation; (xiv) the effect of in-process research and development expenses; and (xv) the income tax effect of non-GAAP pre-tax adjustments from the provision for income taxes.

(d) Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3. Adjustments. Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Article 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4. Restrictions. The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code. In no event shall the number of Shares that are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 500,000 Shares, subject to adjustment in accordance with Section 11.1.

11. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS

11.1. Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 13 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.1(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.1(a), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 4.2(g) and 10.4, and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.

11.2. Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option or subject to the forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

11.3. Corporate Transaction. The following provisions shall apply to Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Award or unless otherwise expressly provided by the Board at the time of grant of an Award:

(a) In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar stock awards for Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 4.2(b).

(b) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). No vested Restricted Stock Unit Award shall terminate pursuant to this Section 11.3(b) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(c) In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue any or all outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Awards (and, if applicable, the time at which such Award may be exercised) shall not be accelerated and such Awards (other than an Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction. No vested Restricted Stock Unit Award shall terminate pursuant to this Section 11.3(c) without being settled by delivery of shares of Common Stock, their cash equivalent, any combination thereof, or in any other form of consideration, as determined by the Board, prior to the effective time of the Corporate Transaction.

(d) Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Award would have received upon the exercise of the Award immediately prior to the effective time of the Corporate Transaction, over (ii) any exercise price payable by such holder in connection with such exercise.

11.4. Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the agreement for such Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant. An Award may vest as to all or any portion of the shares subject to the Award (i) immediately upon the occurrence of a Change in Control, whether or not such Award is assumed, continued, or substituted by a surviving or acquiring entity in the Change in Control, or (ii) in the event a Participant’s Continuous Service is terminated, actually or constructively, within a designated period following the occurrence of a Change in Control. In the absence of such provisions, no such acceleration shall occur.

12. GENERALLY APPLICABLE PROVISIONS

12.1. Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.1), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3 or Section 6.2(e), (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase the limitations set forth in Sections 3.1(a), 4.2(g) or 10.4. No amendments to, or termination of, the Plan shall impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2. Transferability of Awards. Except as provided elsewhere herein, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Board, a Participant may assign or transfer an Award (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), or (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or stockholders; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.3. Termination of Employment. The Board shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Board, which determination will be final.

12.4. Deferral; Dividend Equivalents. The Board shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award may, if so determined by the Board, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends in amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Board, in its sole discretion. The Board may provide that such amounts and Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.

13. MISCELLANEOUS

13.1. Award Agreements. Each Award Agreement shall either be (a) in writing in a form approved by the Board and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Board and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Board may provide; in each case and if required by the Board, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Board may require. The Board may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Board consistent with the provisions of the Plan.

13.2. Tax Withholding. The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

13.3. Right of Discharge Reserved; Claims to Awards. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. Except as specifically provided by the Board, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors Consultants or Participants under the Plan.

13.4. Substitute Awards. Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Board deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.5. Cancellation of Award; Forfeiture of Gain. Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Board in its sole discretion. The Board may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

13.6. Stop Transfer Orders. All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.7. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Board.

13.8. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.9. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.10. Foreign Employees. Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees, Directors or Consultants providing services in the United States as may, in the judgment of the Board, be necessary or desirable in order to recognize differences in local law or tax policy. The Board also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.11. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.12. Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee, or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, other employee, or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith.

13.13. Retroactive Effect. To the extent permitted by law, all of the provisions of this Second Amended and Restated Plan shall be made retroactive to all Awards granted prior to the date of the amendment and restatement.

13.14. Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

13.15. Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

13.16. Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant shall not be eligible for the grant of a Stock Award or the subsequent issuance of Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable securities laws.

13.17. Withholding Obligations. Unless prohibited by the terms of a Stock Award Agreement or the written terms of a Performance Cash Award, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with a Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award agreement.

13.18. Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet.

13.19. Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

13.20. Non-Exempt Employees. No Award granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) in the event of the Participant’s death or Disability, (ii) upon a Corporate Transaction in which such Award is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Stock Award agreement or another applicable agreement or in accordance with the Company’s then current employment policies and guidelines), any vested Awards may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Award will be exempt from his or her regular rate of pay.

13.21. No Obligation to Notify or Minimize Taxes; Company may Pay Individual Tax Liability. The Company shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Stock Award. The foregoing notwithstanding, in the sole discretion of the Plan Administrator, the Company may, but is under no obligation to, agree to pay all or a portion of the individual tax liability of one or more Plan Participants whose awards do not satisfy the conditions for exemption under Section 409A of the Code.

13.22. Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or the written terms of a Performance Cash Award as a result of a clerical error in the papering of the Award agreement, the corporate records will control.

13.23. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Oregon, without reference to principles of conflict of laws, and construed accordingly.

13.24. Effective Date of Plan; Termination of Plan. The Plan originally became effective on the date of the adoption of the Plan by the Board, which was August 19, 2014. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (August 18, 2024), on which date the Plan will expire except as to Awards then outstanding under the Plan. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

13.25. Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.26. Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

13.27. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

SCHMITT INDUSTRIES, INC.

ANNUAL MEETING OF SHAREHOLDERS – DECEMBER 5, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Schmitt Industries, Inc., an Oregon corporation (the “Company”), hereby appoints Michael R. Zapata and Regina Walker, each with full power of substitution, as proxies, to vote all capital stock of the Company that the shareholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of the Shareholders to be held at 8:30 a.m., local time, on Thursday, December 5, 2019 (the “Annual Meeting”) at the offices of Moss Adams LLP located at 805 SW Broadway, Suite 1200, Portland, Oregon 97205, and any adjournments or postponements thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

The Board recommends a vote FOR the election of the listed nominees and FOR Proposals No. 2, 3, 4 and 6, and FOR “1 year” frequency for Proposal No. 5.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

(See instructions below)

Nominees:	O Charles Davidson

O Steven Strom

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 🌑

2.	To approve an amendment to the Company’s Second Restated Articles of Incorporation to declassify the Board of Directors.

FOR ☐            AGAINST ☐             ABSTAIN ☐

3.	To approve a non-binding advisory vote on executive compensation.

FOR ☐            AGAINST ☐             ABSTAIN ☐

4.	To approve the amendment and restatement of the 2014 Equity Incentive Plan, as amended, to increase the shares of common stock issuable from 500,000 to 700,000.

FOR ☐            AGAINST ☐             ABSTAIN ☐

5.	To approve a non-binding advisory vote on the frequency of shareholder advice on executive compensation.

1 year ☐          2 years ☐                   3 years ☐             ABSTAIN ☐

6.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2020.

FOR ☐            AGAINST ☐             ABSTAIN ☐

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD

AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

DATE:
(Signature of Shareholder)

DATE:
(Signature of Shareholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.